EXHIBIT 10.3

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                                 LOAN AGREEMENT



                                      among

                       ALPHANET HOSPITALITY SYSTEMS, INC.,

                                VARIOUS LENDERS,

                                       AND

                             APPEL INVESTMENTS INC.,
                                    AS AGENT






                            -------------------------

                          Dated as of October 21, 1999
                           --------------------------


                                   $2,525,000


--------------------------------------------------------------------------------

         LOAN AGREEMENT, dated as of October 21, 1999, among ALPHANET HOSPITALITY SYSTEMS, INC., a Delaware corporation (the "Borrower"), the lenders from time to time party hereto (each, a "Lender" and, collectively, the "Lenders"), as set forth in Annex I hereto, and APPEL INVESTMENTS INC., as Agent (the "Agent"). Unless otherwise defined herein, all capitalized terms used herein are defined in Section 1.01 hereof.

                              W I T N E S S E T H :

         WHEREAS, subject to and upon the terms and conditions herein set forth, the Lender is willing to make loans to the Borrower upon the terms provided for herein;

         NOW, THEREFORE, IT IS AGREED:

         SECTION 1. Definitions.
                    -----------
         1.01 Defined Terms. As used herein,  the following terms shall have the
              -------------
meanings herein specified unless the context otherwise requires.

                  "Agent" shall have the meaning provided in the first paragraph of this Agreement and shall include any successor to the Agent appointed pursuant to Section 10.09 hereof.

                  "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors, officers, general partners and/or managing members of such Person), controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to control a corporation, partnership, limited liability company or trust if such Person possesses, directly or indirectly, the power (i) to vote 10% or more of the equity interests having ordinary voting power for the election of directors or managers of such corporation, partnership, limited liability company or trust or (ii) to direct or cause the direction of the management and policies of such corporation, partnership, limited liability company or trust, whether through the ownership of voting securities, by contract or otherwise.

                  "Agreement" shall mean this Loan Agreement, as the same may be from time to time further modified, amended and/or supplemented.

                  "Authorized Officer" shall mean any senior officer, general partner, nonmember manager and/or managing member of the Borrower designated as such in writing to the Lender by the Borrower, in each case to the extent acceptable to the Lender.

                  "Bankruptcy Code" shall mean Title 11, United States Codes in effect from time to time.

                  "Bill of Sale" shall mean the Bill of Sale, dated October 21, 1999, whereby AlphaNet Telecom, Inc., a ________________ corporation, and/or its trustee, Price Waterhousecoopers, conveys title to certain intangible property assets to Guarantor.

                  "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

                  "Business Day" shall mean, for all purposes, any day excluding Saturday, Sunday and any day which shall be in the City of New York, New York, a legal holiday or a day in which banking institutions are authorized by law or other governmental actions to close.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder. Section references to the Code are to the Code, as in effect on the date hereof and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

                  "Collateral" is defined in the Security Agreement and the Guarantor Security Agreement.

                  "Contingent Obligations" shall mean as to any Person any obligation of such Person guaranteeing or intending to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security, therefor; (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or
(B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof, provided however, that the term Contingent Obligations shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligations shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligations are made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                  "Credit Parties" means, collectively, the Borrower and the Guarantor.

                  "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

                  "Eligible Transfer" shall mean and include a commercial bank, financial institution or other institutional "accredited investor" as defined in SEC Regulation D.

                  "Events of Default" are defined in Section 8.

                  "Frank Proceeding" shall mean that certain pending proceeding initiated by Martin Frank against Guarantor before the American Arbitration Association in Dallas, Texas.

                  "Funding Date" shall mean the date upon which the funding of the Loan occurs.

                  "GAAP"  means   generally   accepted   accounting   principles
consistently applied.

                  "Governmental Authority" shall mean any federal, state or local entity having jurisdiction over the affairs or property of the applicable Credit Party.

                  "Guarantor" shall mean Tech Electro Industries, Inc., a Texas corporation.

                  "Guarantor   Security  Agreement"  shall  mean  the  Guarantor
Security Agreement in the form of Exhibit D attached hereto.

                  "Guaranty" shall mean the Continuing Guaranty in the form of Exhibit C attached hereto.

                  "Indebtedness" of any Person shall mean, without  duplication,
(i) all indebtedness of such Person for borrowed money, (ii) the deferred purchase price of assets or services which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person, (iii) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (iv) all Indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such indebtedness has been assumed, (v) all capitalized lease obligations of such Person, (vi) all obligations of such Person to pay a specified purchase price for goods or services whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vii) all Contingent Obligations of such Person, provided that Indebtedness shall not include trade payables and accrued expenses, in each case arising in the ordinary course of business.

                  "Insolvency Proceeding" means and includes any proceeding commenced by or against Borrower, or any other person or entity, under any provision of the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including, but not limited to, assignments for the benefit of creditors, formal or informal moratoriums, compositions or extensions with some or all creditors.

                  "Lead Lender" means Appel Investments Inc., a British Virgin Islands corporation.

                  "Lender Expenses" means and includes all of the following costs or expenses required to be paid by Borrower under this Agreement which are paid, advanced, or incurred by the Lenders in connection with this Agreement, the other Loan Documents, the Collateral, and the Secured Obligations: all taxes and insurance premiums of every nature and kind of Borrower paid by the Lenders, filing, recording, publication and search fees paid or incurred by the Lenders in connection with the Lenders' transactions with Borrower; all costs and expenses to correct or cure any default or enforce any provision of this Agreement, or in gaining possession of, redeeming, withdrawing, receiving, collecting, demanding, safekeeping, maintaining, appraising, selling, preparing for sale and/or advertising to sell or otherwise dispose of the Collateral, whether or not a sale or other disposition is consummated; all costs and expenses of arbitration or suit incurred by the Lenders in enforcing or defending the Loan Agreements or any portion thereof; and all attorneys' fees and expenses incurred by the Lenders in advising the Lenders and in structuring, drafting, reviewing, amending, terminating, enforcing, defending or concerning the Loan Documents or any portion hereof or any agreement related thereto, whether or not arbitration proceedings are commenced or suit is brought.

                  "Lenders" shall have the meaning provided in the first paragraph of this Agreement.

                  "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

                  "Loan" means the term loan made pursuant to Section 2.01.

                  "Loan Documents" means this Agreement, the Note, the Security Agreement, the Guaranty, the Guarantor Security Agreement and any other document or agreement executed in connection herewith or therewith.

                  "Loan Fee" is defined in Section 2.12.

                  "Material Adverse Effect" shall mean a material adverse effect
on  the  business,  property,  assets,  liabilities,   operations  or  financial
condition of the Credit Party and its Subsidiaries, taken as a whole.

                  "Maturity Date" shall mean the second anniversary of the date hereof.

                  "Multiemployer Plan" shall mean a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA which (i) is contributed to or required to be contributed to by the Credit Party or an ERISA Affiliate or (ii) was so contributed to by the Credit Party or an ERISA Affiliate in respect of which the Credit Party or an ERISA Affiliate could have liability.

                  "Note" means the Promissory Note in the form of Exhibit A attached hereto.

                  "Patent and Trademark Office" means either the United States Patent and Trademark Office or its Canadian equivalent, as applicable.

                  "Payment Offices" shall means, as to the Lead Lender, c/o Wisman Cosway #27-02, Jalan Raja Chulan, 50200 Kuala Lumpur, Malaysia, and as to AHS Funding LLC, P.O. Box 4005, Tustin, California 92781, or such other office as such Lender may designate to the Borrower in writing from time to time.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

                  "Permitted Liens" shall mean Liens described in Section 6.03.

                  "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                  "Plan" shall mean any pension plan as defined in Section 3(2) of ERISA, which (i) is maintained or contributed to by (or to which there is an obligation to contribute of a Credit Party, a Subsidiary or an ERISA Affiliate or (ii) was so maintained or contributed to by a Credit Party, a Subsidiary or an ERISA Affiliate in respect of which the Subsidiary or an ERISA Affiliate could have liability under Section 4069 or Section 4212 of ERISA.

                  "Prime" shall mean Prime Leasing, Inc.an Illinois corporation.

                  "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under PBGC regulations.

                  "SEC" shall mean the Securities and Exchange Commission.

                  "Secured Obligations" means any and all loans (including, without limitation, the Loans evidenced by the Note), debts, liabilities, obligations, covenants and duties owing by Borrower to Lender under the Loan Documents, of any kind and description, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including, without limitation, all interest not paid when due and all fees and expenses (including without limitation all Lender Expenses) which Borrower is required to pay or reimburse by this Agreement, the other Loan Documents, by law, or otherwise, and including prompt performance by Borrower of each and all of its covenants and obligations under this Agreement and the other Loan Documents.

                  "Security Agreement" means the Security Agreement in the form of Exhibit B attached hereto.

                  "Security Interests" means the security interests in the Collateral granted under the Security Agreement and the Guarantor Security Agreement.

                  "Solvent" shall mean, as to any Person, that such Person has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage, is able to pay its debts as they mature, and owns property having a value, both at fair valuation and at then current fair saleable value, greater than the amount required to pay its debts (including contingencies).

                  "Subsidiary" of any Person shall mean and include (i) any entity 50% or more of whose ownership interest of any class or classes having by the terms thereof ordinary voting power to elect or appoint a manager, managing member, general partner or a majority of the directors of such Subsidiary (irrespective of whether or not at the time ownership interest of any class or classes of such Subsidiary shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (ii) any limited liability company, partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries, has 50% or more equity interest at the time.

                  "UCC" means the Uniform Commercial Code as in effect on the date hereof, or which may hereafter be in effect, in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

                  "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto, each determined in accordance with Statement of Financial Accounting Standards No. 87, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan.

                  "United States Person" is defined in Section 7701(a)(30) of the Code.

                  "USA Technologies Litigation" means that certain pending action initiated by USA Technologies, Inc. against Borrower in the United States Court for the Eastern District of Pennsylvania.

                  "Written" or "in writing" shall mean any form of written communication or a communication by means of telex, facsimile transmission, telegraph or cable.

         1.02     Other Definitional Provisions

                  (a) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa.

                  (b) The words "hereof," "hereby," "herein," and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provisions of this Agreement as a whole and not to any particular provisions of this Agreement; the term "hereafter" shall mean after, and the term "heretofore" shall mean before, the date of this Agreement; and Section, schedule, exhibit and like references are to this Agreement unless otherwise specified.

                  (c) Any defined term that relates to a document shall include within its definition any amendments, modifications, renewals, restatements, extensions, supplements, or substitutions that heretofore may have been or hereafter may be executed in accordance with the terms thereof and, if applicable, hereof.

                  (d) References in this Agreement to particular sections of the Code, ERISA, Bankruptcy Code, UCC or any other legislation shall be deemed to refer also to any successor sections thereto or other redesignations for codification purposes.

                  (e) All terms defined in the UCC and not otherwise defined or modified herein shall have the respective meanings ascribed to such terms in the UCC.

                  (f) All references to the masculine gender shall be deemed to refer to the feminine and neuter gender, and vice-versa, and all terms in the singular shall include the plural, and vice versa.

         SECTION 2.   Amount and Terms of Loans.
                      -------------------------
         2.01 Term Loan and Note.  Subject to and upon the terms and  conditions
              ------------------
herein set forth, the Lenders agree, on the terms and conditions hereinafter set forth and in reliance upon the representations and warranties of Borrower hereinafter set forth, to make a Loan to Borrower in the amount of Two Million Five Hundred Twenty-Five Thousand Dollars ($2,525,000). The Borrower's obligation to pay the principal of, and interest on, the Loan shall be evidenced by the Note, with blanks appropriately completed in conformity herewith. The Note shall be dated the date hereof and be payable in accordance with the terms set forth in Section 2.05 hereof and the Note.

         2.02     Interest. The Loan shall bear interest on the unpaid principal
                  --------
balance commencing on the Funding Date at a rate per annum which shall at all times be equal to the rate or rates of interest as set forth in the Note.

         2.03     Increased Costs, Illegality, etc.,  In  the  event that at any
                  ----------------------------------
time, any Lender determines that it shall incur increased costs or reductions in the amounts received or receivable hereunder (other than taxes on any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of taxes or similar charges) because of
(i) any change from the Funding Date in any applicable law, governmental rule, regulation, guideline or order (or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline or order) (such as, for example, but not limited to, a change in official reserve requirements) and/or (ii) other circumstances affecting such Lender, then, and in any such event, such Lender shall (x) on such date and (y) within ten Business Days of the date on which such event no longer exists give notice (by telephone confirmed in writing) to the Borrower and to such Lender of such determination. Thereafter, the Borrower shall pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its reasonable discretion determines after consultation with the Borrower) as shall be required to compensate such Lender for such increased costs or reductions in amounts receivable hereunder (a written notice as to the additional amounts owed to such Lender, describing the basis for such increased costs and showing the calculation thereof, submitted to the Borrower by such Lender shall, absent manifest error, be final and conclusive and binding upon all parties hereto).

         2.04     Notice of Borrowing; Disbursements.
                  ----------------------------------
                  (a) Whenever Borrower desires to borrow under this Section 2, it shall deliver to Agent a notice of borrowing no later than 1:00 P.M. (Eastern time) at least two Business Days in advance of the proposed Funding Date. The notice of borrowing shall specify (i) the proposed Funding Date (which shall be a Business Day) and (ii) the amount of the proposed borrowing.

                  (b) Disbursement of Funds. Within three (3) business days after receipt of a notice of borrowing, but subject to the conditions set forth in Section 3, the Lenders shall make the proceeds of the Loan available to Borrower on the Funding Date by causing an amount of same day funds equal to the proceeds of such Loan as directed by Borrower.

         2.05     Payments of Principal and Interest.  All accrued  interest and
                  ----------------------------------
unpaid principal shall be paid in accordance with the terms of the Note. All payments received by the Agent shall be applied first to Lender Expenses, then to late charges, then to interest, and finally to reduce the principal amount of the Loan.
         2.06     Voluntary  Prepayments.  The Borrower shall have the right, at
                  ----------------------
any time and from time to time, to prepay the Loans in whole or in part;provided that any partial prepayment of the Loan shall be in an aggregate principal amount of at least $100,000.

         2.07     Method and Place of Payment. All payments made by the Borrower
                  ---------------------------
in accordance with the terms of the Note and otherwise in accordance with this Agreement shall be made to the Agent not later than 1:00 P.M. (Eastern time) on the date when due and shall be made in immediately available funds and in lawful money of the United States of America, at the Payment Offices of each Lender with respect to each Lender's proportionate interest in the Loan. Any payments under this Agreement which are made later than 1:00 P.M. (Eastern time) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

         2.08     Net Payments.  All  payments made by the Borrower hereunder or
                  ------------
under the Note will be made without set off, counterclaim or other defense. All such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments.

         2.09     Repayment  of  Loan.  Borrower  shall  repay   the   Loan   in
                  ---------
accordance with the Note.

         2.10     Note  Records.  Each Lender is hereby  authorized to record in
                  -------------
its books and records the date and portion of the Loan made by such Lender,  and
                                       59
the date and amount of each payment or prepayment of principal thereof or interest accrued thereon, and any such recordation shall constitute presumptive evidence of the accuracy of the information so recorded; provided that failure by such Lender to effect such recordation shall not affect Borrower's obligations hereunder.

         2.11     Loan Fee. On the date hereof,  Borrower  shall be obligated to
                  --------
pay Agent a loan fee (the "Loan Fee") of $249,565. The Loan Fee has been fully earned and is non-refundable, and is payable as follows: $130,000 payable on the Funding Date, and the balance shall be due in two equal installments of $59,782.50 each thirty (30) and sixty (60) days following the Funding Date. The balance shall bear interest at twenty and one-half percent (20.5%) per annum from the Funding Date until paid; accrued interest shall be paid concurrently with each installment. Notwithstanding the foregoing, the entire Loan Fee and all accrued interest due thereon shall be payable no later than the earliest to occur of: (i) the Maturity Date; (ii) the occurrence of an Event of Default; and
(iii) any prepayment of the Note.

         2.12     Monthly  Statements.   At  Agent's  election, Agent may render
                  -------------------
monthly statements of the Secured Obligations owing by Borrower to Lenders, including statements of all principal, interest, late charges and Lender
Expenses owing. If Agent renders such statements, such statements shall be rebuttably presumed to be correct and accurate and to constitute an account stated between Borrower and Lenders.

         SECTION 3.     Conditions Precedent.
                        --------------------
         3.01 Conditions Precedent to Making Loan. The obligation of the Lenders
              -----------------------------------
to make the Loan on the Funding Date is subject to the satisfaction of each of the following conditions at such time:

                  (a)   Note.  There  shall have been delivered to the Agent the
                        ----
Note executed by the Borrower in the amount and as otherwise provided herein.

                  (b)   Certain Other  Loan  Documents.  There  shall  have been
                        ------------------------------
delivered to the Agent the following:

                        (i)      The Security Agreement, executed by Borrower;

                        (ii)     The Guaranty, executed by the Guarantor;

                        (iii) The Guarantor Security Agreement, executed by Guarantor;

                        (iv) All documents requested by Agent to perfect the Security Interests, all in form and substance satisfactory to Agent.

                  (c)   Opinion of Counsel. An opinion of counsel to each of the
                        ------------------
Credit Parties and Guarantor addressed to Agent in the form satisfactory to Agent.

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

                  (d)   Other Documents.  There shall have been delivered to the
                        ----------------
Lender the following:

                        (i) A Warrant Certificate issued to Lender representing One Hundred Ninety-Three Thousand Two Hundred Seventeen (193,217) shares of Guarantor's common stock exercisable warrants to purchase at the price of seventy-five cents ($0.75), exercisable over five (5) years, in form satisfactory to Agent.

                        (ii) A copy of the executed Bill of Sale and such other evidence, satisfactory to Agent, that the transaction contemplated thereby has been consummated.

                        (iii) A list of all tangible and intangible personal property that is currently owned by Borrower.

                        (iv) Confirmation that all Indebtedness of Borrower to HLC has been paid in full, and that HLC has terminated all security interests in the Collateral.

                         (v)     Copies  of  each  employment  agreement between
Mark Holzberg and Borrower.

                         (vi)    A proforma financial statement of Borrower, and
a copy of Guarantor's Form 10-Q for the period ended June 30, 1999, as filed with the SEC.

                         (vii)   Evidence,    satisfactory    to     Agent,   of
compliance by Credit Parties with the representation set forth in Section 4.18 hereof and Section 10(q) of the Guaranty.

                  (e)     Credit Party Proceedings.
                          ------------------------
                          (i)    The  Agent  shall  have received a certificate,
dated the Funding Date, signed by an Authorized Officer of each of the Credit Parties, substantially in the form of Exhibit E. with appropriate insertions and deletions, together with (x) copies of the articles of incorporation and by-laws of each of the Credit Parties and (y) the resolutions of each of the Credit Parties and all of the foregoing (including the organizational documents) shall be reasonably satisfactory to the Agent.

                          (ii)   On  the  Funding  Date,   all  instruments  and
agreements in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to the Agent, and the Agent shall have received all information and copies of all certificates, documents and papers, including good standing certificates and any other records of corporate, partnership and limited liability company proceedings and governmental approvals, if any, which the Agent may have reasonably requested in connection therewith, such documents and papers, where appropriate, to be certified by proper corporate or governmental authorities.

                  (f)     Plans.  On  or prior to date hereof,  there shall have
                          -----
been made available to the Agent true and correct  copies of any Plans,  and for

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

each such Plan (x) that is a "single-employer plan" (as defined in Section 4001(a)(15) of ERISA) the most recently completed actuarial valuation prepared therefore by such Plan's regular enrolled actuary and the Schedule B (Actuarial Information) to the most recent annual report (Form 5500 Series) for each Plan most recently filed with the Internal Revenue Service; and (y) that is a Multiemployer Plan, each of the documents referred to in clause (x) to the extent in possession of the Credit Parties and/or any ERISA Affiliate or reasonably available to the Credit Parties from the sponsor or trustees of such Plan and an estimate of withdrawal liability prepared by the plan administrator of such Multiemployer Plan with all of the foregoing to be reasonably satisfactory to the Agent.

                  (g)     Adverse Change, etc. From December 31,1998 to the date
                          -------------------
hereof as to each Credit Party, nothing shall have occurred (and the Lenders shall have not become aware of any facts or conditions not previously known) which the Agent shall determine (i) has, or is reasonably likely to have, a material adverse effect on the rights or remedies of the Lenders hereunder or under any other Loan Document, or on the ability of each Credit Party to perform its respective obligations under the Loan Documents, or (ii) has, or is reasonably likely to have, a Material Adverse Effect.

                  (h)     Litigation. Except for the USA Technologies Litigation
                          ----------
and the Frank Proceeding, there shall be no actions,suits or proceedings pending or threatened (a) with respect to this Agreement or any other Loan Document or
(b) which the Agent shall determine could reasonably be expected to (i) have a Material Adverse Effect or (ii) have a material adverse effect on the rights or remedies of the Lenders hereunder or under any other Loan Document or on the ability of any Credit Party to perform its obligations under the Loan Documents.

                  (i)     Approvals.  All  material  necessary  governmental and
                          ---------
third party approvals in connection with the Loan Documents shall have been obtained and remain in effect.

                  (j)     Solvency.   Each  of  the  Credit  Parties  shall have
                          --------
delivered to the Agent a solvency certificate substantially in the form of Exhibit F hereto from an Authorized Officer of such Credit Party expressing opinions of value and offer appropriate facts or information regarding the solvency of such Credit Party.

                  (k)     Outstanding Indebtedness. On  the  Closing  Date,  the
                          ------------------------
Borrower shall have no outstanding Indebtedness other than the Loans and as set forth on Exhibit G attached hereto.

                  (l)     Insurance  Policies.  The  Agent  shall  have received
                          -------------------
evidence of insurance complying with the requirements of Section 5.03 for the business and properties of the Credit Parties.

                  (m)     Lender Expenses. The  Borrower shall  have paid to the
                          ---------------

Lenders all of the Lender Expenses incurred by the Lenders in connection with the Loan Documents.

                  (n)     Additional Documents. Each of the Credit Parties shall
                          --------------------
have delivered, or caused to be delivered, to the Agent all other additional documents, instruments and certificates as the Agent may reasonably require.

                  (o)     Representations  and Warranties.  No Event of Default.
                          -------------------------------
The representations and warranties of each Credit Party under the Loan Documents are true and correct, and no Event of Default shall have occurred.

                  (p)     Conversion  of  Debt.  All  outstanding  debt  of  the
                          ----------
Borrower to AiphaNet Telecom, Inc. and each of its affiliates and subsidiaries shall have been converted into additional paid-in capital of the Borrower.

         SECTION 4.    Representations, Warranties  and  Agreements. In order to
                       --------------------------------------------
induce the Lenders to enter into this Agreement and for the Lenders to make the Loan, the Borrower makes the following representations and warranties to, and agreements with the Lenders, all of which shall survive the execution and delivery of this Agreement and the making of the Loan, and which shall continue for as long as this Agreement is in effect and until the Loan, together with interest, Lender Expenses and other Secured Obligations incurred hereunder, is fully and indefeasibly paid and performed:

         4.01     Status.  The  Borrower  (i)  is  a  duly organized and validly
                  ------
existing corporation, in good standing under the laws of the State of Delaware, and has the power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (ii) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified and where the failure to be so qualified would have a Material Adverse Effect.

         4.02     Power and Authority.  Borrower has the power and authority  to
                  -------------------
execute, deliver and carry out the terms and provisions of the Loan Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Loan Documents to which it is a party. Borrower has duly executed and delivered each Loan Document to which it is a party and each such Loan Document constitutes the legal, valid and binding obligation of Borrower enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (regardless of whether enforcement is sought in equity or at law) and an implied covenant of good faith and fair dealing.

         4.03     No Violation. Neither the execution, delivery  and performance
                  ------------
by Borrower of the Loan Documents to which it is a party nor compliance with the terms and provisions thereof, nor the consummation of the transactions contemplated therein (i) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Loan Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of Borrower pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which Borrower is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) will violate any provision of the organizational documents of the Borrower. The performance by Borrower under the documents listed in clause (ii) above is not reasonably expected to have a Material Adverse Effect.

         4.04     Litigation.  Except for the USA Technologies Litigation, there
                  ----------
are no actions, suits or proceedings pending or, to the best of its knowledge, threatened with respect to the Borrower or Borrower's Affiliates (i) that could reasonably be expected to have a Material Adverse Effect or (ii) that could reasonably be expected to have a material adverse effect on the rights or remedies of the Lenders or on the ability of Borrower taken as a whole to perform its obligations under the Loan Documents.

         4.05     Use of Proceeds. The proceeds of the Loan shall be utilized on
                  ---------------
the  Funding  Date  only  for  the  following  purposes: (a)  full  payment   of
Indebtedness of Borrower due HLC Financial, Inc.; (b) payment of loan fees under this Agreement; (c) working capital purposes; and (d) payments obligated to be made to the Guarantor.

         4.06     Governmental Approvals. Except for filings and  recordings  in
                  ----------------------
connection with the Security Interest, no order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required in connection with (i) the execution, delivery and performance of any Loan Document or (ii) the legality, validity, binding effect or enforceability of any Loan Document.

         4.07    Investment Company Act. Borrower is not an "investment company"
                 ----------------------
or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         4.08    Public Utility Holding Company Act.  Borrower is not a "holding
                 ----------------------------------
company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         4.09    True and Complete Disclosure.Except with respect to projections
                 ----------------------------
and pro forma financial information, all factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of Borrower in writing to the Lenders for purposes of or in connection with this Agreement or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Borrower in writing to the Lenders hereunder will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided. There is no fact known to Borrower which would have a Material Adverse Effect, which has not been disclosed herein or in such other documents, certificates and statements furnished to the Lenders for use in connection with the transactions contemplated hereby.

         4.10    Financial Condition and Financial Statements.
                 --------------------------------------------
                 (a) On and as of the Funding Date, (i) the sum of the assets, at a fair valuation, of Borrower, taken separately will exceed its debts, (ii) Borrower will not have incurred or intended to, or believe that it will, incur debts beyond its ability to pay such debts as such debts mature and (iii) Borrower will not have unreasonably small capital with which to conduct its business. For purposes of this Section 4.11, "debt" means any liability on a claim, and "claim" means (x) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (y) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

                  (b) The consolidated unaudited balance sheets of Borrower at July 31, 1999, and the related consolidated unaudited statements of operations and cash flows of the Borrower for the fiscal year ended as of July 31, 1999, copies of all of which have heretofore been furnished to the Lenders, present fairly the consolidated financial position of Borrower at the dates of said statements and the results for the periods covered thereby in accordance with GAAP, except to the extent provided in the notes to said financial statements and subject to normal and recurring year-end adjustment. All such financial statements have been prepared in accordance with GAAP and practices consistently applied except to the extent provided in the notes to said financial statements. Nothing has occurred since July 31, 1999 that has had or could reasonably be expected to have a Material Adverse Effect.

                  (c) Except as reflected in the financial statements and the notes thereto described in Section 4. 10(b), there were as of the Funding Date no liabilities or obligations with respect to the Borrower or any of Borrower's Subsidiaries of a nature (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, would be material to the Borrower and its Subsidiaries taken as a whole, except as incurred in the ordinary course of business consistent with past practices.

         4.11     Security Interests.The Security Agreement creates, as security
                  ------------------
for the Secured Obligations secured hereby, a valid and enforceable perfected security interest in and Lien on all of the Collateral subject thereto, superior to and prior to the rights of all third Persons and subject to no other Liens (other than Permitted Liens relating thereto), in favor of the Agent as agent for the benefit of the Lenders. Except as provided in Section 5.11 hereof, no filings or recordings are required in order to perfect the security interests created under the Security Agreement except for filings or recordings: (A) required in connection with the Security Agreement which shall have been made upon or prior to (or are the subject of arrangements, reasonably satisfactory to the Lenders, for filing on or promptly after the date of) the execution and delivery thereof and (B) that are required by the Security Agreement to be made thereafter.

         4.12     Tax Returns and Payments.  Except for tax returns for the year
                  ------------------------
ended December 31, 1998, Borrower has filed all federal income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all material taxes and assessments payable by it which have become due, except for those contested in good faith and adequately disclosed and fully provided for on the financial statements of Borrower in accordance with GAAP. Borrower has at all times paid, or has provided adequate reserves (in the good faith judgment of the management of Borrower) for the payment of, all federal, state and foreign income taxes applicable for all prior fiscal years and for the current fiscal year to date. There is no action, suit, proceeding, investigation, audit, or claim now pending or, to the knowledge of the Borrower, threatened by any authority regarding any taxes relating to Borrower which could reasonably be expected to have a Material Adverse Effect. As of the Funding Date, Borrower has not entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of Borrower, or is aware of any circumstances that would cause the taxable years or other taxable periods of Borrower not to be subject to the normally applicable statute of limitations.

         4.13     Compliance with ERISA. As of the Funding Date Borrower, or any
                  ---------------------
ERISA Affiliate, does not maintain, contribute to or is required to contribute to any Multiemployer Plan. Except to the extent that all events and obligations described in the following sentence of this Section 4.13 would not in the aggregate have a Material Adverse Effect, each Plan (and each related trust, insurance contract or fund) is in substantial compliance with its terms and with all applicable laws, including, without limitation, ERISA and the Code; Borrower or any ERISA Affiliate has not incurred and does not reasonably expect to incur, and to the Borrower's knowledge, no condition exists which presents a material risk to Borrower or any ERISA Affiliate of incurring, any liability, nor has a lien been imposed against the assets of Borrower or any ERISA Affiliate, on account of a Plan or Multiemployer Plan under the Code or ERISA; each Plan (and each related trust, if any) which is intended to be qualified under Section 40 1(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 40 1(a) and 50 1(a) of the Code; no Reportable Event has occurred; to the knowledge of the Borrower no Multiemployer Plan is insolvent or in reorganization; no Plan has an Unfunded Current Liability; no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of Section 412 of the Code or Section 303 or 304 of ERISA; no proceedings have been instituted to terminate or appoint a trustee to administer any Plan which is subject to Title IV of ERISA; no action, suit, proceeding, hearing or audit or, to the knowledge of the Borrower, no investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, or to the knowledge of the Borrower is, expected or threatened. In addition, using actuarial assumptions and computation methods consistent with Part I of subtitle E of Title IV of ERISA, to the knowledge of the Borrower, the aggregate liabilities which would be payable in any fiscal year of the Borrower or any ERISA Affiliates to all Plans which are Multiemployer Plans in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of the Funding Date, would not result in any liability to Borrower or any ERISA Affiliate; and Borrower does not maintain or contribute to any (i) employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) the obligations with respect to which as a consequence of any termination or other extraordinary event (other than benefits in the ordinary course) could reasonably be expected to have a Material Adverse Effect or (ii) Plan, the obligations with respect to which could reasonably be expected to have a Material Adverse Effect.

         4.14     Subsidiaries.  On and as of the Funding Date, the Borrower has
                  ------------
no Subsidiaries other than those Subsidiaries listed on Exhibit H, which correctly sets forth, as of the Funding Date, the percentage ownership (direct and indirect) of the Borrower in each class of equity or other ownership interest of its Subsidiaries and also identifies the direct owner thereof.

         4.15     Intellectual  Property.  Borrower  has  obtained  all material
                  ----------------------
patents, trademarks, service marks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, that are necessary for the operation of its business taken as a whole as presently conducted and as proposed to be conducted.

         4.16     Labor Relations. Borrower is not engaged  in any unfair  labor
                  ---------------
practice that could reasonably be expected to have a Material Adverse Effect. There is (i) no unfair labor practice complaint pending against Borrower or, to the best of its knowledge, threatened against Borrower, before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against Borrower or, to the best of its knowledge, threatened against Borrower, (ii) no strike, labor dispute, slowdown or stoppage pending against Borrower or, to the best of its knowledge, threatened against Borrower and (iii) no union representation question existing with respect to the employees of Borrower and no union organizing activities are taking place, except with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate, such as is not reasonably likely to have a Material Adverse Effect.

         4.17     Compliance with Statutes.  etc.  To  the  best  of  Borrower's
                  ------------------------
knowledge, Borrower is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliance as is not reasonably likely to, individually or in the aggregate, have a Material Adverse Effect.

         4.18     Year 2000 Compliance. To the best of Borrower's knowledge, all
                  --------------------
computer software and hardware used, sold or acquired by Borrower will function without error or interruption related to Date Data, specifically including errors or interruptions from functions which may involve Date Data from more than one century. When used in this Section 4.18, the term "Date Data" shall mean any data or input which includes an indication of or reference to date.

         4.19     Margin Regulations. Borrower is not engaged in the business of
                  ------------------
extending credit for the purpose of purchasing or carrying margin stock. No proceeds received pursuant to this Agreement will be used to purchase or carry any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

         4.20     Brokers. There  are  no  brokers, investment bankers  or other
                  -------
persons or entities that are entitled to claim a fee of any kind as a result of the Loan.

         SECTION 5.   Affirmative  Covenants.  The Borrower hereby covenants and
                      ----------------------
agrees that for so long as this Agreement is in effect and until the Loan, together with interest, Lender Expenses and all other Secured Obligations incurred hereunder, is fully and indefeasibly paid and performed in full:

         5.01     Information Covenants. The Borrower will furnish to the Agent:
                  ---------------------
                  (a) Annual Financial Statements. Within ninety (90) days after
                      ---------------------------
the close of each fiscal year of the Borrower, consolidated balance sheet of the Borrower, as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for such fiscal year, in each case setting forth comparative consolidated figures for the preceding fiscal year, each of which shall be certified by an Authorized Officer of the Borrower, subject to changes resulting from normal year-end adjustments.

                  (b) Monthly Financial Statements.  As soon as available and in
                      ----------------------------
any event within twenty-five (25) days after the close of each monthly accounting period in each fiscal year, the unaudited consolidated balance sheet of the Borrower, as at the end of such monthly period and the related unaudited statements of income and retained earnings and of cash flows for such monthly period and for the elapsed portion of the fiscal year ended with the last day of such monthly period, and in each case setting forth comparative consolidated figures for the related periods in the prior fiscal year, each of which shall be certified by an Authorized Officer of the Borrower subject to changes resulting from normal year-end adjustments.

                  (c) Officer's Certificates. At the time of the delivery of the
                      ----------------------
financial statements provided for in Sections 5.01(a) and (b), a certificate of an Authorized Officer of the Borrower to the effect that no Event of Default exists or, if any Event of Default does exist, specifying the nature and extent thereof.

                  (d) Tax  Returns.  Within 10 days  after the  filing  thereof,
                      ------------
copies of any and all foreign, federal, state and local tax returns and reports of or relating to Borrower.

                  (e)  Notice of  Default or  Litigation.  Promptly,  and in any
                       ---------------------------------
event within three Business Days after any officer of the Borrower obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes an Event of Default which notice shall specify the nature thereof, the period of existence thereof and what action the Borrower proposes to take with respect thereto, (ii) the commencement of, or any significant development in, any litigation or governmental proceeding pending against Borrower which is reasonably likely to have a Material Adverse Effect or is reasonably likely to have a material adverse effect on the ability of Borrower to perform its obligations hereunder or under any other Loan Document, and (iii) a material breach by Borrower in any indebtedness or other obligation owed by Borrower to third parties.

                  (f) Other Information. (a) Promptly upon transmission thereof,
                      -----------------
(i) copies of any filings and registrations with, and reports to, the Securities and Exchange Commission or any successor thereto by the Borrower, and (ii) copies of all financial statements, proxy statements, notices and reports as the Borrower shall send generally to analysts; and (b) with reasonable promptness, such other information or documents (financial or otherwise) as the Lenders may reasonably request from time to time

         5.02     Books. Records and Inspections. The Borrower will permit, upon
                  ------------------------------
reasonable notice to the chief financial officer, controller or any other Authorized Officer of the Borrower, officers, managers and designated representatives of the Lenders to visit and inspect any of the properties or assets of the Borrower, and to examine the books of account of the Borrower and discuss the affairs, finances and accounts of the Borrower with, and be advised as to the same by, its and their officers, managers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as the Lenders may desire.

         5.03     Insurance.  The  Borrower  will  at all times maintain in full
                  ---------
force and effect insurance in such amounts, covering such risks and liabilities and with such deductibles or self-insured retentions as are in accordance with normal industry practice. The Borrower will furnish to the Agent on the Funding Date and thereafter, upon request of the Agent, a summary of the insurance carried together with certificates of insurance and other evidence of such insurance.

         5.04     Payment of Taxes. The Borrower  will  pay  and  discharge  all
                  ----------------
taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien or charge upon any properties of the Borrower, provided that Borrower shall not be required to pay any such assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves (in the good faith judgment of the management of the Borrower) with respect thereto in accordance with GAAP.

         5.05     Franchise. The Borrower will do or cause to be done,all things
                  ---------
reasonably necessary to preserve and keep in full force and effect its existence and to preserve its material rights and franchises and organizational existence and status, other than those the failure to preserve which could not reasonably be expected to have a Material Adverse Effect.

         5.06     Compliance with Statutes.  etc.  The Borrower will comply with
                  ------------------------
all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, any Governmental Authority, in respect of the conduct of its respective business and the ownership of its respective property other than those the non-compliance with which would not have a Material Adverse Effect.

         5.07     ERISA.  As soon as possible and, in any event,  within fifteen
                  -----
days after the chief financial officer or chief executive officer of the Borrower or any ERISA Affiliate, knows or has reason to know of the occurrence of any of the following events (but in each case, only to the extent that it is reasonably likely that the liability of the Borrower, individually or in the aggregate, attributable to such event will be at least $50,000), the Borrower will deliver to the Agent a certificate of the Borrower setting forth in reasonable detail as to such occurrence and the action, if any, that the Borrower or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Borrower, the ERISA Affiliate, the PBGC, a Plan or Multiemployer Plan participant, the Plan or the Multiemployer Plan administrator with respect thereto: that a Reportable Event has occurred; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or Section 302 of ERISA, has been incurred or an application may reasonably be expected to be or has been made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan or Multiemployer Plan; that any contribution required to be made by the Borrower, or any ERISA Affiliate with respect to a Plan or Multiemployer Plan that is subject to the funding requirements of Section 412 of the Code or Section 302 of ERISA has not been timely made; that a Plan or Multiemployer Plan has been or may reasonably be expected to, be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; or that some action has been taken or proceedings have been instituted which would be reasonably likely to cause any such termination, reorganization, partition or declaration or result in the filing of any such application; that a Plan has an Unfunded Current Liability; that proceedings may reasonably be expected to be or have been instituted to appoint a trustee to administer a Plan which is subject to Title IV of ERISA; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Multiemployer Plan; that the Borrower, or any ERISA Affiliate will or may reasonably be expected to incur any liability to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan or Multiemployer Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409 or 502(i) or 502(i) of
ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code; or that the Borrower has incurred or is reasonably likely to incur any liability as a consequence of any termination or other extraordinary event (other than benefits in the ordinary course) in connection with any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan or Multiemployer Plan. Upon the request of the Agent, the Borrower will deliver to the Agent a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) most recently required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Agent pursuant to the first sentence hereof, copies of any material notices received by the Borrower or any ERISA Affiliate (i) from any government agency with respect to any Plan or (ii) received from any government agency or Plan administrator or sponsor or trustee with respect to any Multiemployer Plan shall be delivered to the Agent as soon as practicable, but in no event later than 20 days, after such request is received.

         5.08     Good  Repair.  The  Borrower  will  ensure  that  its material
                  ------------
properties and equipment necessary in the operation of its respective business are kept in good repair, working order and condition, normal wear and tear excepted, and that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, to the extent and in the manner useful or customary for companies in similar businesses.

         5.09     End  of  Fiscal  Years;  Fiscal  Quarters.  The  Borrower will
                  -----------------------------------------
maintain for financial reporting purposes a fiscal year and fiscal quarters on the same basis as are maintained on the Funding Date.

         5.10     Use of Proceeds.The Borrower agrees to use the proceeds of the
                  ---------------
Loans in accordance with Section 4.05 hereof.

         5.11     Post-Closing Special Covenant. No later than December 8, 1999,
                  -----------------------------
Borrower shall deliver to Agent evidence that (i) all patents and trademarks included in the Collateral pursuant to the Security Agreement and Guarantor Security Agreement shall have been registered in the applicable Patent and Trademark Office, in the name of Borrower or Guarantor, as applicable; and (ii) the records of each of the Patent and Trademark Offices reflect the first priority Security Interest in, and do not reflect any adverse claims or other liens against any of, such patents and trademarks.

         5.12     Broker Fee. The Borrower shall pay, on or before the date due,
                  ----------
any broker's or finder's fee due in connection with the Loan and the Loan Documents.

         SECTION 6. Negative Covenants. The Borrower hereby covenants and agrees
                    ------------------
that for so long as this Agreement is in effect and until the Loan, together with interest, Lender Expenses and all other Obligations incurred hereunder, is fully and indefeasibly paid and performed:

         6.01     Changes in Business.  The Borrower will not  materially  alter
                  -------------------
the character of the business of t he Borrower from that conducted by the Borrower on the date hereof.

         6.02     Business Structure and Operations. Borrower shall not, without
                  ---------------------------------
Lenders' prior written consent:

                  (a) enter into any leases, agreements, contracts or other commitments, whether written or oral, other than commitments made in the ordinary and regular course of Borrower's business and not of unusual size or duration;

                  (b) authorize or create any new class of securities of Borrower or make any change in Borrower's corporate charter or its bylaws;

                  (c) sell, assign, lease or otherwise transfer or dispose of or encumber any property (real or personal), except for the sale of inventory and the replacement of equipment, all in the ordinary and usual course of business;

                  (d) take any action that results in any merger or consolidation of Borrower with or into any Person, any acquisition of all or substantially all of the assets of Borrower or any reorganization of Borrower's capital structure;

                  (e)  wind up, liquidate or dissolve its affairs;

                  (f) purchase, lease or otherwise acquire all or any part of the property or assets of any Person (other than purchases or other acquisitions of inventory, leases, materials and equipment in the ordinary course of business);

                  (g) grant any options, warrants or other rights to purchase or obtain any of its capital stock or issue, sell or otherwise dispose of any of its capital stock (except to Lenders);

                  (h) declare, set aside, or pay any dividend or distribution with respect to any class of its capital stock or issue (whether in cash or in kind), or redeem, repurchase or otherwise acquire any of its capital stock;

                  (i) issue any note, bond or other debt security or create, incur, assume or guarantee any Indebtedness for borrowed money or capitalized lease obligations other than Indebtedness incurred in the ordinary and usual course of business;

                  (j) make any capital investment in, make any loan to, or acquire the securities or assets of any other person or entity;

                  (k) except as permitted pursuant to the employment agreements described in Section 3.01(d), or employment agreements entered into to replace terminated employees, hire any employee (i) for a term of more than one year,
(ii) for compensation in excess of $100,000 per annum, or (iii) other than in the ordinary and usual course of Borrower's business;

                  (l) make any material change in the business of Borrower or conduct Borrower's business or take any other action otherwise than in the ordinary and usual course of business;

                  (m) amend or change the period of exercisability or accelerate the exercisability of any outstanding options or warrants to acquire shares of capital stock;

                  (n) commence or settle any lawsuit or arbitration to which Borrower is a party which involves an aggregate amount (including attorneys' fees and costs) in excess of $50,000;

                  (o) make or commit to any capital expenditures involving $500,000 in any individual transaction or an aggregate of greater than $2,000,000 in any year, or $2,000,000 annually for leases of capital equipment;

                  (p) increase or decrease the number of authorized directors of Borrower;

                  (q) continue or enter into any transaction with any officer, director or shareholder of Borrower or any direct or indirect Affiliate of any such Person;

                  (r) make any change in the Borrower's financial structure or in any of its business objectives, purposes or operations which could adversely affect the ability of Borrower to repay the Secured Obligations; or

                  (s) agree or commit to any of the foregoing.

         6.03     Liens. The Borrower will not create, incur,assume or suffer to
                  -----
exist any Lien upon or with respect to any property or assets of any kind (real or personal, tangible or intangible) of the Borrower whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable or notes with recourse to the Borrower) or assign any right to receive income, except the following (collectively, "Permitted Liens"):

                  (a) Liens for taxes not yet due or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Borrower) have been established;

                  (b) Liens in respect of property or assets of the Borrower imposed by law which were incurred in the ordinary course of business, such as carriers', warehousemen's and mechanics' Liens, statutory landlords' Liens, and other similar Liens arising in the ordinary course of business, and (i) which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Borrower or (ii) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Lien;

                  (c) Liens created by or pursuant to this Agreement or the other Loan Documents;

                  (d) Liens arising from  judgments,  decrees or attachments and
Liens  securing   appeal  bonds  arising  from   judgments,   in  each  case  in
circumstances not constituting an Event of Default;

                  (e) Liens (other than any lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money), provided that the aggregate amount of deposits at any time pursuant to this clause (e) shall not exceed $50,000;

                  (f) Leases or subleases granted to others not interfering in any material respect with the business of the Borrower;

                  (g) Easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of the Borrower;

                  (h) Purchase money Liens securing payables arising from the purchase by the Borrower of any equipment or goods in the normal course of business;

                  (i) Any interest or title of a lessor under any lease permitted by this Agreement; and

                  (j) Liens described on Exhibit I attached hereto.

         6.04     Modifications.  The Borrower will not amend,  modify or change
                  -------------
in any manner adverse to the interests of the Lenders, any of its organizational documents (which shall include the certificate of incorporation and bylaws).

         6.05     Relocate  Its  Chief  Executive   Office.   Borrower will not,
                  ----------------------------------------
without thirty (30) days prior written notification to Agent, relocate its chief executive office.

         6.06     Agreements with Account Debtors.  After an  Event  of  Default
                  -------------------------------
hereunder, no discount, credit or allowance shall be granted by Borrower to any account debtor and no return of merchandise shall be accepted by Borrower without Lenders' consent. Lenders may, after an Event of Default, settle or adjust disputes and claims directly with account debtors for amounts and upon terms which Lenders consider advisable, and in such cases, Lenders will credit
                                       74
the Secured Obligations with only the net amounts received by Lenders in payment of such disputed accounts, after deducting all Lender Expenses incurred or expended in connection therewith.

         SECTION 7. Security  Interest.  Borrower shall grant to Agent,  for the
                    ------------------
benefit of the Lenders, pursuant to the provisions of the Security Agreement, a continuing security interest in all presently existing and hereafter arising Collateral in order to secure prompt payment of any and all Secured Obligations and in order to secure prompt performance by Borrower of each and all of its covenants and obligations under the Loan Documents, all upon and in accordance with the provisions of this Agreement, the Security Agreement and the other Loan Documents. Agent's security interest in the Collateral shall attach to all Collateral without further act on the part of Lenders or Borrower.

         SECTION 8. Events of Default.  Any one or more of the  following  shall
                    -----------------
constitute  an  Event of Default by Borrower under this Agreement:

         8.01 If Borrower fails to pay within ten (10) days of the date due and payable or when declared due and payable, all or any portion of the Secured Obligations owing to Lenders (whether of principal, interest, taxes, reimbursement of Lender Expenses, or otherwise);

         8.02 If any Credit Party fails or neglects to perform, keep or observe any material term, provision, condition, covenant, agreement, warranty or representation contained in this Agreement, any of the other Loan Documents, or any other present or future agreement between any Credit Party and any Lender, which breach is not cured within ten (10) days after delivery of notice;

         8.03 If any warranty or representation made to any Lender by any Credit Party or any officer, director, partner, member, manager, or agent of any Credit Party is now or hereafter shall become materially false or misleading to any extent, or if any such warranty or representation is withdrawn which breach is not cured within ten (10) days after delivery of notice;

         8.04 If there is a material impairment of the prospect of repayment of all or any portion of the Secured Obligations owing to any Lender or a material impairment of the value of any Lender's security interests in any Collateral which breach is not cured within ten (10) days after delivery of notice;

         8.05 If any or all of any Credit Party assets are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of any judicial officer or assignee, including any trustee, receiver, controller, custodian, assignee for the benefit of creditors or any other Person having powers or duties like or similar to the powers and duties of a trustee, receiver, controller, custodian or assignee for the benefit of creditors which breach is not cured within ten (10) days after delivery of notice;

         8.06 If an Insolvency Proceeding is commenced by or against any Credit Party which breach is not cured within ten (10) days after delivery of notice;

         8.07 If any Credit Party is enjoined, restrained or in any way prevented by court order from continuing to conduct all or any material part of its business affairs which breach is not cured within ten (10) days after delivery of notice;

         8.08 If a notice of lien, levy or assessment if filed of record with respect to all or any portion of any Credit Party's assets by the United States Government, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a lien, whether choate or otherwise, upon any or all of any Credit Party's assets and the same is not paid on the payment date thereof which breach is not cured within ten (10) days after delivery of notice;

         8.09 If a judgment or other claim becomes a lien or encumbrance upon any or all of any Credit Party's assets which breach is not cured within ten
(10) days after delivery of notice;

         8.10 If there is a default in any material agreement to which any Credit Party is a party with third parties resulting in a right by such third parties to accelerate the maturity of such Credit Party's indebtedness which breach is not cured within ten (10) days after delivery of notice;

         8.11 If Guarantor revokes the Guaranty or gives any Lender notice of Guarantor's intention to so revoke, or is in breach of any covenant under the Guaranty which breach is not cured within ten (10) days after delivery of notice;

         8.12 If there is a change in control from Guarantor of the issued and outstanding stock of the Borrower which breach is not cured within ten (10) days after delivery of notice;

         8.13 If Borrower fails to pay salaries and wages when due which breach is not cured within ten (10) days after delivery of notice; or

         8.14 William Kim Wah Tan shall no longer be an officer or director of Guarantor, other than as a result of the death or disability of William Kim Wah Tan.

         SECTION 9. Lenders' Rights and Remedies.
                    ----------------------------
         9.01 Rights and Remedies.  Upon the  occurrence of an Event of Default,
              -------------------
Lenders may, at their election, by and through the Agent, without notice of their election and without demand, do any one or more of the following, all of which are authorized by Borrower:

              (a) Declare all Secured Obligations, whether evidenced by this Agreement, by notes, or otherwise, immediately due and payable;

              (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement, or any other agreement between Borrower and any Lender;

              (c) Terminate this Agreement as to any future liability or obligation of Lenders, but without affecting Lenders' rights and security interest in the Collateral and without affecting the Secured Obligations owing by Borrower to Lender; and

              (d) Otherwise enforce any and all rights and exercise any and all remedies Lenders may have under the Loan Documents or as otherwise provided by law or equity.
                                       76

         9.02  Lender  Expenses;  Deficiency;  Surplus.  Borrower  shall pay all
               ---------------------------------------
Lender Expenses incurred in connection with Lenders' enforcement and exercise of any of their rights and remedies as herein provided, whether or not suit is commenced by Lenders; and any deficiency which exists after disposition of the Collateral as provided above will be paid immediately by Borrower. Any excess will be returned, without interest and subject to the rights of third parties, to Borrower by Lenders.

         9.03 Cumulative Rights and Remedies. Lenders' rights and remedies under
              ------------------------------
this Agreement and all other agreements shall be cumulative. Lenders shall have all other rights and remedies not inconsistent herewith as provided under the UCC, by law, or in equity.

         SECTION 10.   The Agent.
                       ---------
         10.01 Appointment.  Each Lender hereby designates and appoints, subject
               -----------
to its right to revoke such designation and appointment, Lead Lender as the Agent of such Lender under the Loan Documents, and each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions hereof and thereof and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms hereof and thereof together with such other powers as are reasonably incidental thereto. The Agent shall hold the security pledged under the Loan Documents. The Agent may perform any of its duties hereunder by or through its respective officers, directors, agents, employees or affiliates.

         10.02  Nature  of  Duties.  The  Agent  shall  not have any  duties  or
                ------------------
responsibilities except those expressly set forth in this Agreement and the other Loan Documents. Neither the Agent nor or any of its respective officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by them hereunder or under any other Loan Document or in connection herewith or therewith, unless caused by their gross negligence or willful misconduct. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender or any holder of the Note; and nothing in this Agreement or any other Loan Document, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein.

         10.03 Specific  Duties and  Limitations  on Authority of the Agent.  In
               ------------------------------------------------------------
addition to the other duties and obligations of the Agent set forth herein, the Agent shall provide to each Lender copies of any and all notices sent to the Borrower by the Agent or received by the Agent from the Borrowers, together with copies of all documents which are provided by the Borrower pursuant to the requirements of this Agreement and the exhibits hereto. The Agent shall not, without the prior written consent of each Lender, take or elect not to take any action to enforce or waive any rights of any Lender hereunder. Any document evidencing the existence of the Loan and of any security held by the Lenders shall specifically indicate the name of each Lender, unless a Lender specifically requests in writing that its identity not be named.

         10.04  Proportionate  Interests.  Each of the parties to this Agreement
                ------------------------
recognizes that the proportionate interests in the Loan are set forth in Annex I to this Agreement, and that each Lender shall be entitled to direct payment by the Borrower of its proportionate interest of each payment of principal, interest, fees and other disbursements hereunder, and that the security interests and other benefits granted pursuant to this Agreement and the Exhibits hereto shall inure to the benefit of each Lender in proportion to their interest in the Loan, in each case as set forth in Annex I to this Agreement. Each Lender further agrees to bear its proportionate share of all expenses incurred in connection with this Agreement.

         10.05 Lack of Reliance on the Agent. Independently and without reliance
               -----------------------------
upon the Agent, each Lender and each of the holders of the Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Credit Parties in connection with the making and the continuance of the Loan and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Credit Parties and, except as expressly provided in this Agreement; notwithstanding the foregoing, the Agent shall initially and on a continuing basis, provide each Lender or any holder of the Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loan or at any time or times thereafter. The Agent shall not be responsible to any Lender or any holder of the Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Loan Document or the financial condition of the Credit Parties or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Loan Document, or the financial condition of the Credit Parties or the existence or possible existence of any Event of Default.

         10.06  Certain  Rights  of  the  Agent.  If  the  Agent  shall  request
                -------------------------------
instructions from the Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from the Lenders; and the Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, neither any Lender nor any holder of the Note shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of the Lenders.

         10.07 Reliance. The Agent shall be entitled to rely, and shall be fully
               --------
protected in relying, upon any notes, writing, resolution, notice, statement, certificate, telex, teletype, facsimile or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Agent believed to be the proper Person, 'and, with respect to all legal matters pertaining to this Agreement and any other Loan Document and its duties hereunder and thereunder upon advice of counsel selected by the Agent.

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

         10.08  Indemnification.  To the extent the Agent is not  reimbursed and
                ---------------
indemnified by the Borrower, each Lender will reimburse and indemnify the Agent, in proportion to their respective percentage interests in the Loan, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Agent in performing its respective duties hereunder or under any other Loan Document, or in any way relating to or arising out of this Agreement or any other Loan Document; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Agent.

         10.09  The  Agent  in Its  Individual  Capacity.  With  respect  to its
                ----------------------------------------
obligation to make Loan under this Agreement, the Agent shall have the rights and powers specified herein for a "Lender" and may exercise the same rights and powers as "Lenders," "holders of the Note" or any similar term, and such terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity. Without limiting the foregoing, and in addition thereto, any Agent which is not a Lender shall be entitled to all rights, powers and protections granted to the Lenders under the Loan Documents, to the extent that the context reasonably requires. The Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Credit Party or any Affiliate of any Credit Party as if it were not performing the duties specified herein, and may accept fees and other consideration from the Borrower or any other Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

         10.10  Holders.  The Agent may deem and treat the payees of the Note as
                -------
the owners thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any of the Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note issued in exchange therefor.

         10.11    Resignation by the Agent.
                  ------------------------
                  (a) The Agent may resign from the performance of all its functions and duties hereunder and/or under the other Loan Documents at any time by giving 15 Business Days' prior written notice to the Borrower and the Lenders. Such resignation shall take effect upon the appointment of a successor Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

                  (b) Upon any such notice of resignation, the Lenders shall appoint a successor Agent hereunder.

                  (c) If a successor Agent shall not have been so appointed within such 15 Business Day period, the Agent shall then appoint a successor Agent who shall serve as Agent hereunder or thereunder until such time, if any, as the Lenders appoint a successor Agent as provided above.
                                       79

                  (d) If no successor Agent has been appointed pursuant to clause (b) or (c) above by the 20th Business Day after the date such notice of resignation was given by the Agent, the Agent's resignation shall become effective and the Lenders shall thereafter perform all the duties of the Agent hereunder and/or under any other Loan Document until such time, if any, as the Lenders appoint a successor Agent as provided above.

         10.12    Foreign  Lenders'  Obligations  to  Deliver  Documents.   Each
                  ------------------------------------------------------
Lender, if any, that is not a United States Person for Federal income tax purposes, agrees (i) prior to the first payment to such Lender of any amounts due to such Lender under the Loan Documents, upon request by the Agent, to execute and deliver IRS Form W-8, 1001, or 4224 (or any successor thereto or substitute therefor), as applicable, and (ii) thereafter, to maintain the effectiveness and accuracy of such tax forms and otherwise to comply with United States tax laws, to execute and deliver additional or supplemental tax forms with respect to amounts due to such Lender under the Loan Documents.

         SECTION 11. Miscellaneous.
                     -------------
         11.01 Payment of Expenses. etc.
               ------------------------
                  (a) Legal Expenses: Indemnity. The Borrower agrees to (i) pay to Lenders all Legal Expenses in connection with the negotiation, preparation, execution and delivery of the Loan Documents and the documents and instruments referred to therein, (ii) pay to Lenders all Legal Expenses incurred by Lender in connection with the enforcement of the Loan Documents and the documents and instruments referred to therein, and (iii) pay and hold the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to the Lenders) to pay such taxes, and (iv) indemnify the Lenders and its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them: (x) as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not the Lender is a party thereto and whether or not any such investigation, litigation or other proceeding is between or among the Lenders, or any third Person or otherwise) related to the entering into and/or performance of any Loan Document or the consummation of any transactions contemplated in any Loan Document, including, without limitation, any such investigation, litigation or other proceeding relating to the violation of, noncompliance with or liability under, any environmental law applicable to the operations of the Borrower, any of its Subsidiaries or any real property owned or operated by any of them, and in each case including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent it is determined by non-appealable order of a court of competent jurisdiction that such losses, liabilities, claims, damages or expenses were incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified); or (y) in order to enforce or seek to enforce any rights, commence, intervene in, respond to, or defend any action or proceeding, file, prosecute or defend any claim or cause of action in any action or proceeding (including without limitation any bankruptcy claim, third-party claim, secured creditor claim, reclamation complaint, and complaint for relief from any stay under the Bankruptcy Code or otherwise), protect, obtain possession of, sell,
                                       80
lease, dispose of or otherwise enforce any security interest in or lien on any property of any kind securing any or all of the Secured Obligations, or represent the Lenders in any litigation with respect to the Borrower's or any other Creditor Party's affairs; or (z) arising out of any claim to a broker's or finder's fee relating to the Loan. All of the Secured Obligations of the Borrower in this Section 11.01(a) are payable on demand and shall bear interest until paid at the highest rate permitted under the Note.

                  (b) If the Lenders or Borrower files any arbitration or other legal proceeding against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its attorneys' fees and costs of such proceeding from the non-prevailing party.

         11.02  Right of Set off.  In  addition  to any rights now or  hereafter
                ----------------
granted under applicable law or otherwise, and not by way of limitation of any such rights, if an Event of Default then exists, the Lenders are hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Lender (including, without limitation, by branches and agencies of the Lenders wherever located) to or for the credit or the account of Borrower against and on account of the Secured Obligations and liabilities of Borrower to the Lenders under this Agreement or under any of the other Loan Documents, and all other claims of any nature or description arising out of or connected with this Agreement or any other Loan Document, irrespective of whether or not the Lenders shall have made any demand hereunder.

         11.03 Notices.  Unless  applicable  law requires a different  method of
               -------
giving notice, any and all notices, demands or other communications required or desired to be given hereunder by any party shall be in writing. Assuming that the contents of a notice meet the requirements of the specific Section of this Agreement which mandates the giving of that notice, a notice shall be validly given or made to another party if served either personally or if deposited in the United States mail, certified or registered, postage prepaid, or if transmitted by telecopy or other electronic written transmission device or if sent by overnight courier service, and if addressed to the applicable party as set next to their signature below. If such notice, demand or other communication is served personally, service shall be conclusively deemed made at the time of such personal service. If such notice, demand or other communication is given by mail, service shall be conclusively deemed given seventy-two (72) hours after the deposit thereof in the United States mail. If such notice, demand or other communication is given by overnight courier, telecopy or other electronic transmission, service shall be conclusively made at the time of confirmation of delivery. Any party hereto may change its address for the purpose of receiving notices, demands and other communications as herein provided, by a written notice given in the aforesaid manner to the other party hereto.

         11.04    Benefit of Agreement.
                  --------------------
                  (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that the Borrower may not assign or transfer any of its


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

rights or obligations hereunder without the prior written consent of the Lenders. Each Lender may at any time grant participations in any of its rights hereunder or under the Note to another financial institution, provided that in the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Loan Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, and, provided further that no Lender shall transfer, grant or assign any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Loan Document except as agreed to by all of the Lenders.

                  (b) Notwithstanding the foregoing, (x) any Lender may assign all or a portion of its percentage interest in the Loan and its rights and obligations hereunder to one or more Lenders, and (y) with the consent of the Agent (which shall not be unreasonably withheld), any Lender may assign all or a portion of its percentage interest in the Loan and its rights and obligations hereunder to one or more Eligible Transferees. No assignment pursuant to the immediately preceding sentence shall to the extent such assignment represents an assignment to an institution other than one or more Lenders hereunder, be in an aggregate amount less than $500,000 unless the entire percentage interest of the assigning Lender is so assigned. If any Lender so sells or assigns all or a part of its rights hereunder or under the Note, any reference in this Agreement or the Note to such assigning Lender shall thereafter refer to such Lender and to the respective assignee to the extent of its respective interests and the respective assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights and benefits as it would if it were such assigning Lender. Each assignment pursuant to this Section 11.04(b) shall be effected by the assigning Lender and the assignee Lender executing an assignment agreement in a form approved by the Agent and giving the Agent written notice thereof. At the time of any such assignment, (i) either the assigning or the assignee Lender shall pay to the Agent a nonrefundable assignment fee of $1,000, (ii) Annex I shall be deemed to be amended to reflect the percentage interest in the Loan of the respective assignee (which shall result in a direct reduction to the percentage interest in the Loan of the assigning Lender). To the extent of any assignment pursuant to this Section 11.04(b) to a Person which is not already a Lender hereunder and which is not a United States Person for Federal income tax purposes, the respective assignee Lender shall provide to the Borrower and the Agent the appropriate Internal Revenue Service Forms. Each Lender and the Borrower agree to execute such documents (including without limitation amendments to this Agreement and the other Loan Documents) as shall be necessary to effect the foregoing. Nothing in this clause (b) shall prevent or prohibit any Lender from pledging its percentage interest in the Note to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank.

                  (c) Notwithstanding any other provisions of this Section 11.04, no transfer or assignment of the interests or obligations of any Lender hereunder or any grant of participation therein shall be permitted if such transfer, assignment or grant would require the Borrower to file a registration statement with the SEC or to qualify the Loan under the "Blue "laws of any state.

                  (d) Each Lender initially party to this Agreement hereby represents, and each Person that became a Lender pursuant to an assignment permitted by this Section 11 will, upon its becoming party to this Agreement, represent that it is an Eligible Transferee which makes Loan in the ordinary course of its business and that it will make or acquire Loan for its own account in the ordinary course of such business, provided that subject to the preceding clauses (a) and (b), the disposition of any promissory notes or other evidences of or interests in Indebtedness held by such Lender shall at all times be within its exclusive control.

         11.05 No  Waiver.  No  failure  or delay on the part of the  Lender  in
               ----------
exercising any right, power or privilege hereunder or under any other Loan Document and no course of dealing between any Credit Party and any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender to any other or further action in any circumstances without notice or demand.

         11.06    Payments Pro Rata.
                  -----------------
                  (a) The Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Secured Obligations hereunder, it shall distribute such payment to the Lenders pro rata based upon their respective interests, if any, of the Secured Obligations with respect to which such payment was received.

                  (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of set off or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Loan Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loan or to the payment of any of the other Secured Obligations, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Secured Obligation then owed and due to such Lender bears to the total of such Secured Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Secured Obligations of the respective Credit Party to such Lenders in such amount as shall result in a proportional participation by all of the Lenders in such amount, provided that if all or, any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

         11.07    Calculations: Computations.
                  --------------------------
                  (a) The financial statements to be furnished to the Lender pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Lenders); provided that if at any time such computations utilize accounting principles different from those utilized in the financial statements furnished to the Lenders, such financial statements shall be accompanied by reconciliation work-sheets.

                  (b) All computations of interest hereunder shall be made on the actual number of days elapsed over a year of 360 days.

         11.08    Governing Law: Arbitration: Waiver of Jury Trial.
                  ------------------------------------------------
                  (a) This Agreement and the other Loan Documents and the rights and obligations of the parties hereunder and thereunder shall be construed in accordance with and be governed by the laws of the State of New York. Subject to the remaining provisions of this Section 11.08, any legal action or proceeding with respect to this Agreement or any other Loan Document may be brought in the courts of the State of New York sitting in the City of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Nothing herein shall affect the right of any Lender to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against Borrower in any other jurisdiction.

                  (b) Except as otherwise specifically agreed to in writing by the parties, any action, dispute, claim or controversy between or among the parties, whether sounding in contract, tort, or otherwise ("Dispute" or "Disputes"), shall be resolved by arbitration as set forth below and shall include all Disputes arising out of or in connection with (i) this Agreement or any related agreements or instruments, (ii) all past, present, and future agreements involving the parties, (iii) any transaction contemplated hereby, and all past and future transactions involving the parties and (iv) any aspect of the past, present or future relationship of the parties. Such disputes shall be resolved by binding arbitration in accordance with the Federal Arbitration Act and the Commercial Arbitration Rules ("Rules") of the American Arbitration Association ("AAA"). In the event of any inconsistency between the Rules and these arbitration provisions, these provisions shall supersede the Rules. All statutes of limitations which would otherwise be applicable shall apply to any arbitration proceeding under this subsection (b). In any arbitration proceeding subject to these provisions, the arbitrator is specifically empowered to decide (by documents only, or with a hearing, at the arbitrator's sole discretion) pre-hearing motions which are substantially similar to pre-hearing motions to dismiss and motions for summary adjudications. Judgment upon the award rendered may be entered in any court having jurisdiction. Whenever an arbitration is required, the parties shall select an arbitrator in the manner provided in subsection (d). The arbitration proceeding shall be held in the State of New York, City of New York.

                  (c) No provision of, nor the exercise of any rights under, subsection (a) hereof, shall limit the right of the Lenders (i) to foreclose against any real or personal property collateral by the exercise of a power of sale under a deed of trust, mortgage or other security agreement or instrument, or applicable law, (ii) to exercise self help remedies such as set-off, or (iii) to obtain provisional or ancillary remedies such as injunctive relief or the appointment of a receiver from a court having jurisdiction before, during or after the pendency of any arbitration or referral. The institution and maintenance of an action for judicial relief or pursuit of provisional or


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

ancillary remedies or exercise of self help remedies shall not constitute a waiver of the right of any party, including the plaintiff, to submit the Dispute to arbitration or judicial references.

                  (d) Whenever an arbitration is required under subsection (b), the arbitrator shall be selected in accordance with this subsection. Except as otherwise provided, the arbitrator shall be selected in accordance with the Rules. Any arbitrator selected under this subsection shall be knowledgeable in the subject matter of the Dispute. Qualified retired judges shall be selected through panels maintained by the AAA, or the New York Supreme Court. A single arbitrator who is an attorney but is not a retired judge shall have the power to render a maximum award of $100,000. Where any party makes timely written request prior to appointment of the arbitrator, or where the claim of any party exceeds $100,000, the arbitrator shall be a retired judge formerly sitting on the bench of the New York Supreme Court or any higher State court, or a retired Federal Court judge formerly sitting on the bench in the Southern District of New York. A single arbitrator who is a retired judge shall have the power to render a maximum award of $1,000,000. Where any party seeks an award in excess of $1,000,000 the Dispute shall be decided by a majority vote of three arbitrators, at least one of whom shall meet the requirements for retired judges set forth herein. For purposes of this subsection (d), the computation of the maximum award an arbitrator may make includes amounts awarded for arbitration fees, attorneys' fees, and all other related costs provided by subsection (e).

                  (e) Any arbitration questions arising under this section on dispute resolution shall be governed in accordance with the Federal Arbitration Act. This section constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior discussions, arrangements, negotiations and other communications on dispute resolution. The provisions of this section shall survive any termination, amendment or expiration of the agreement in which this section is contained, unless the parties otherwise expressly agree in writing. In the event of any Dispute governed by this section, each of the parties shall pay all of its own expenses, and, subject to the award of the arbitrator, shall pay an equal share of the arbitrators' fees. The arbitrator shall have the power to award recovery of all costs and fees (including attorneys' fees, administrative fees, arbitrators' fees, and court costs) to the prevailing party. No provision of, nor the exercise of any rights under, this Section 11.08 shall limit the right of either party to conduct reasonable discovery in accordance with applicable rules and procedures of the AAA.

                  (f) THE PARTIES HERETO HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, LAWSUIT OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY.RELATING TO: (i) THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY SUPPLEMENT OR AMENDMENT THERETO; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN ANY OF THE LENDERS, ON THE ONE HAND, AND ANY OF THE CREDIT PARTIES, ON THE OTHER HAND, OR (iii) ANY BREACH, CONDUCT, ACTS OR OMISSIONS OF ANY OF THE CREDIT PARTIES OR THE LENDERS, OR ANY OF THEIR RESPECTIVE DIRECTORS, MANAGERS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSON AFFILIATED WITH OR REPRESENTING ANY OF THE CREDIT PARTIES OR THE LENDERS, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

         11.09  Counterparts.  This  Agreement  may be executed in any number of
                ------------
counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Agent.

         11.10 Effectiveness.  This Agreement shall become effective on the date
               -------------
on which the Borrower and the Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Lenders at Agent's address specified herein for purposes of delivering notices to Lenders, and shall have given to the Agent telephonic (confirmed in writing), written telex or facsimile transmission notice (actually received) at such office that the same has been signed and mailed to it.

         11.11 Headings  Descriptive.  The headings of the several  sections and
               ---------------------
subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         11.12  Amendment or Waiver.  Neither this  Agreement nor any other Loan
                -------------------
Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by Borrower and Lenders; provided, that any provision set forth in
Section 10 or otherwise relating to the rights and responsibilities of the Lenders and the Agent to each other may be amended without the consent of or notice to the Borrower.

         11.13  Survival.  All  indemnities  set forth herein shall  survive the
                --------
execution and delivery of this Agreement and the making and repayment of the Loan.

         11.14 Domicile of Loan. Each Lender may transfer and carry its Loan at,
               ----------------
to or for the account of any branch office, subsidiary or affiliate of such Lender, provided that the Borrower shall not be responsible for costs resulting from any such transfer.

         11.15 Lender  Register.  The Borrower  hereby  designates  the Agent to
               ----------------
serve as its agent, solely for purposes of this Section 11.15, to maintain a register (the "Lender Register") on which it will record the percentage interest of each Lender in the Loan and each repayment in respect of the principal amount of the Loan. Failure to make any such recordation, or any error in such recordation, shall not affect the Borrower's obligations in respect of the Loan. With respect to any Lender, the transfer of the rights to the principal of, and interest on, the Loan shall not be effective until such transfer is recorded on the Lender Register maintained by the Agent with respect to ownership of the Loan and prior to such recordation all amounts owing to the transferor with respect to the Loan shall remain owing to the transferor. The registration of assignment or transfer of all or part of the Loan shall be recorded by the Agent on the Lender Register only upon the acceptance by the Agent of a properly executed and delivered assignment agreement pursuant to Section 11.04(b). The


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Borrower  agrees to  indemnify  the Agent from and  against  any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Agent in performing its duties under this
Section 11.15 other than those resulting from the Agent's willful misconduct or gross negligence.

         11.16 Time of the  Essence.  Time is of the essence with respect to all
               --------------------
performance required under this Agreement.

         11.17  Construction:  Severability:  Savings Clause. The Loan Documents
                --------------------------------------------
have been reviewed by independent counsel for Borrower and Lenders, and shall not be construed against the party or parties who drafted the Loan Documents. If any provision of this Agreement or the application thereof to any party or circumstance is held invalid, void, inoperative or unenforceable, the remainder of this Agreement and the application of such provision to other parties or circumstances shall not be affected thereby, the provisions of this Agreement being severable in any such instance. Notwithstanding any provision to the contrary in this Agreement, in the event that any rate of interest provided for in this Agreement is found by a court to exceed the maximum rate allowed by applicable law, this Agreement shall be modified to provide for a reduction in the rate of interest previously charged, with any excess interest being applied to principal, and any payments in excess of principal being returned to the Borrower.

         11.18 Integration.  This Agreement,  together with the Exhibits hereto,
               -----------
is the entire and only agreement between the parties hereto with respect to the Loan, and all representations, warranties, agreements, or undertakings heretofore or contemporaneously made, which are not set forth herein, are superseded hereby. No course of dealings between the parties, no usage of the trade, and no parole or extrinsic evidence of any nature shall be used or be relevant to supplement or explain or modify any term or provision of this Agreement.

         11.19 Claims.  The Borrower agrees that any claim or cause of action by
               ------
the Borrower against the Lenders, or any of them, or any of their respective directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Agreement or any of the other Loan Documents, or any other present or future agreement between any Lender and the Borrower, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, whether or not relating hereto or thereto, occurred, done, omitted or suffered to be done by any Lender, or by any of their respective directors, officers, employees, agents, accountants or attorneys, whether sounding in contract or in tort or otherwise, shall be barred unless asserted by the Borrower by the commencement of arbitration proceedings in accordance with Section 11.08 within the shorter of the following periods of time: (i) any applicable statute of limitations, and
(ii) one year after Borrower discovers, or should reasonably have discovered based on facts then known to Borrower, the act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based and service of a notice (in accordance with the Rules) on an officer of such Lender or any



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other person  authorized to accept  service of process on behalf of such Lender, within 30 days thereafter. The Borrower agrees that such one year period is a reasonable and sufficient time for the Borrower to investigate and act upon any such claim or cause of action. The one year period provided herein shall not be waived, tolled, or extended except by a specific written agreement of the Lenders. This provision shall survive any termination of any of the Loan Documents. Under no circumstances shall Lenders, their Affiliates or its Subsidiaries, or any of their respective directors, officers, attorneys, agents or employees, or any of them, be liable for any compensatory, punitive, exemplary, consequential or indirect damages which are or may be alleged to result from the Loan Documents or the transactions contemplated thereby.

         11.20 No Liability. The Lenders shall not be liable to Borrower (i) for
               ------------
any loss or damage sustained by Borrower or (ii) for any loss, damage, depreciation or other diminution in the value of any of the Collateral that may occur as a result of, in connection with or that is in any way related to (x) any exercise by any Lender of any right or remedy under the Loan Documents or
(y) any other act or failure to act of any Lender, except to the extent that the same shall be determined by a judgment of a court of competent jurisdiction, that is final and not subject to review on appeal, to be the result of acts or omissions on the part of the Lender constituting gross negligence or willful misconduct.

         11.21    Waivers.
                  -------
                  (a) Waiver of Demand, Protest,  Notice, Default, Etc. Borrower
                      ------------------------------------------------
waives demand, protect, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension or renewal of any or all Collateral or guarantees at any time held by Lenders on which Borrower may in any way be liable.

                  (b) Waiver of  Confidentiality.  Borrower  waives the right to
                      --------------------------
assert a confidential relationship, if any, it may have with any accounting firm and/or service bureau in connection with any information requested by Lenders pursuant to or in accordance with this Agreement, and agrees that any Lender may contact directly any such accounting firm and/or service bureau in order to obtain such information.





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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Loan Agreement to be duty executed and delivered as of the date first above written.

BORROWER:                                ALPHANET HOSPITALITY SYSTEMS, INC.

Alpha Hospitality Systems, Inc.
275 North Franklin Turnpike
Suite 230                                By:  /s/ Mark Holzberg
Ramsey, New Jersey 07446                      ------------------------------
                                              Its: President
Attention:        Mr. Mark Holzberg
                  President
Telecopier No.: (201) 327-7896           By:  /s/ Mee Mee Tan
                                              ------------------------------
                                              Its: Secretary

AGENT:                                   APPEL INVESTMENTS INC.
_______________________
_______________________
_______________________                  By:  /s/ Kim Yeow Tan
                                              ------------------------------
Telecopier No.: _____________                 Its: _________________________

















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with a copy to:

Jeffer, Mangels, Butler & Marmaro LLP
2121 Avenue of the Stars
10th Floor
Los Angeles, California 90067
Attention:  Robert E. Braun, Esq.
Telecopier No.: (310) 203-0567
                                          AHS FUNDING LLC



                                          By: /s/ Jenny Jechart
                                              --------------------------
                                              Its: Manager




































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